UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/10/2006

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02. Results of Operations and Financial Condition

On May 10, 2006, Genaera Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated May 10, 2006 “Genaera Corporation Announces First Quarter Financial Results.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: May 10, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release of the Company dated May 10, 2006 - “Genaera Corporation Announces First Quarter Financial Results.”